                       ----------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  July 30, 2001


                     Structured Asset Securities Corporation
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                    333-63602                  74-2440850
          --------                    ---------                  ----------
State or Other Jurisdiction          (Commission             (I.R.S. Employer
     Of Incorporation)               File Number)            Identification No.)



           200 Vesey Street
          New York, New York                                  10285
          ------------------                               ------------
    (Address of Principal Executive                         (Zip Code)
               Offices)


       Registrant's telephone number, including area code: (212) 526-5594


                                    No Change
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events(1)

         Attached as Exhibit 23 to this Current Report is the consent of PricewaterhouseCoopers LLP to the use of such firm's name under the caption "Experts," and the incorporation by reference of such firm's report dated February 2, 2001 on its audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries, in the Prospectus (as defined herein) relating to Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2001-11, Mortgage Pass-Through Certificates (the "Certificates"). The Certificates are offered pursuant to a prospectus supplement, dated July 27, 2001 (the "Prospectus Supplement"), and a prospectus, dated July 27, 2001 (together with the Prospectus Supplement, the "Prospectus"), which were filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-63602) (the "Registration Statement").


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  23.      Consent of Experts and Counsel






--------------------
(1) Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     STRUCTURED ASSET SECURITIES
                                        CORPORATION



                                     By:/s/ Ellen V. Kiernan
                                        ----------------------------------
                                        Name:  Ellen V. Kiernan
                                        Title: Vice President



Dated:  July 30, 2001

                                  EXHIBIT INDEX



Exhibit No.         Description                                  Page No.
-----------         -----------                                  --------

23                  Consent of Experts and Counsel                  6

                    EXHIBIT 23 CONSENT OF EXPERTS AND COUNSEL

                                                PRICEWATERHOUSECOOPERS LLP
                                                1177 Avenue of the Americas
                                                New York, NY 10036
                                                Telephone (646) 471-4000
                                                Facsimile (646) 471-8910



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus Supplement of Structured Asset Securities Corporation, relating to Mortgage Pass-Through Certificates, Series 2001-11, of our reports dated February 2, 2001, each of which is included or incorporated by reference in MBIA's Annual Report of Form 10-K for the year ended December 31, 2000, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000; and the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000. We also consent to the reference to our firm under the caption "Experts".




                                            /s/ PricewaterhouseCoopers LLP
                                            ------------------------------------
                                            PricewaterhouseCoopers LLP





July 29, 2001